UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 14, 2016

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

KS	1-3368	44-0236370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification No.)

602 S. Joplin Avenue, Joplin, Missouri, 64801

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (417) 625-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 14, 2016, The Empire District Electric Company (“Empire”) adopted an amendment (the “Amendment”) to The Empire District Electric Company Supplemental Executive Retirement Plan (the “SERP”).  The Amendment deleted a cap on the compensation of the participants that was included in the benefit calculations thereunder.  This cap was tied to the limit set forth in Section 401(a)(17) of the Internal Revenue Code that would have applied if not for Omnibus Budget Reconciliation Act of 1993.   The Amendment was effectuated in order to make the calculations under the SERP consistent with the past practices of Empire and the expressed purpose of the SERP.

The foregoing description is qualified in its entirety by the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to The Empire District Electric Company Supplemental Executive Retirement Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

Dated: November 18, 2016

	By:	/s/ Laurie A. Delano
	Name:	Laurie A. Delano
	Title:	Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to The Empire District Electric Company Supplemental Executive Retirement Plan